SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

POWER EFFICIENCY CORPORATION

(Name of Registrant as Specified In Its Charter)

NAME OF FILER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POWER EFFICIENCY CORPORATION
3960 HOWARD HUGHES PARKWAY, SUITE 460
LAS VEGAS NV 89169
May 14, 2007
Dear Fellow Stockholders:
          You are cordially invited to attend the 2007 Annual Meeting of Stockholders. Regardless of whether you plan to attend, please take a moment to vote your proxy. The Annual Meeting will be held as follows:

When:	Friday, June 8, 2007, 10:00 a.m., Pacific Daylight Time

Where:	Las Vegas Country Club
3000 Joe W. Brown Drive
Las Vegas, NV 89109

Items of Business:	• Election of seven directors for terms expiring at the Company’s next annual stockholders’ meeting;

• To ratify the selection of Sobel & Co., LLC as our independent registered public accounting firm for the year ending December 31, 2007;

• To approve the increase in the Company’s authorized shares from 110,000,000 to 150,000,000;

• To approve the amendment of the Company’s 2000 Stock Option and Restricted Stock Plan; and

• Act upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

Record Date:	April 27, 2007

Voting by Proxy:	Your vote is important. You may vote by returning the proxy card in the envelope provided.
          The Company’s Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly. On the following pages, we provide answers to frequently asked questions about the Annual Meeting, as well as a copy of our 2006 Annual Report on Form 10-KSB.
Sincerely,
Steven Z. Strasser
Chairman and Chief Executive Officer

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POWER EFFICIENCY CORPORATION
3960 HOWARD HUGHES PARKWAY, SUITE 460
LAS VEGAS NV 89169
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FRIDAY JUNE 8, 2007

To our Stockholders:
          Notice is hereby given that the 2007 Annual Meeting (the “Annual Meeting”) of Stockholders of Power Efficiency Corporation. (the “Company”), a Delaware corporation, will be held at the Las Vegas Country Club, 3000 Joe W. Brown Drive, Las Vegas, NV 89109, on Friday, June 8, 2007 at 10:00 a.m. Pacific Daylight Time, for the following purposes:
•	To elect seven directors for terms expiring at the Company’s next annual stockholders’ meeting;

•	To ratify the selection of Sobel & Co., LLC as our independent registered public accounting firm for the year ending December 31, 2007;

•	To approve the increase in the Company’s authorized shares from 110,000,000 to 150,000,000;

•	To approve the amendment of the Company’s 2000 Stock Option and Restricted Stock Plan; and

•	To act upon any other business that may properly come before the Annual Meeting or any adjournments thereof.
          The Board of Directors has fixed the close of business on April 27, 2007, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.
          For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.
          Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.
          STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors
John (BJ) Lackland, Chief Financial Officer and Secretary

POWER EFFICIENCY CORPORATION

POWER EFFICIENCY CORPORATION
PROXY STATEMENT
     This proxy statement is being furnished to our stockholders beginning on or about April 27, 2007, in connection with the solicitation of proxies by the Power Efficiency Corporation Board of Directors to be used at our Annual Meeting of Stockholders, or the Annual Meeting, to be held at 10:00 a.m. (Pacific Time) on Friday, June 8, 2007 at the Las Vegas Country Club, 3000 Joe W. Brown Dr., Las Vegas, Nevada 89109, and at all adjournments or postponements of the Annual Meeting for the purposes listed in the preceding Notice of Annual Meeting of Stockholders.
QUESTIONS AND ANSWERS ABOUT THE MEETING
What am I voting on?
Proposal 1: The election of seven directors for terms expiring at the next Annual Meeting; and

Proposal 2: To ratify the selection of Sobel & Co., LLC as our independent registered public accounting firm for the year ending December 31, 2007, and

Proposal 3: To approve the increase in the Company’s authorized shares from 110,000,000 to 150,000,000; and

Proposal 4: To approve the amendment of the Company’s 2000 Stock Option and Restricted Stock Plan.

We are not aware of any other matters that will be voted on. If a matter does properly come before the Annual Meeting, the persons named as the proxy in the accompanying form of proxy will vote the proxy at their discretion.
What is the board’s voting recommendation?
Our board of directors recommends a vote:

FOR each of the seven nominated directors; and

FOR the ratification of Sobel & Co., LLC as our independent registered public accounting firm for the year ending December 31, 2007; and

FOR the approval of the increase in the Company’s authorized shares; and

FOR the approval of the amendment to the Company’s Stock Option and Restricted Stock Plan.
What is the vote required for each proposal?
Proposal 1: The election of the seven nominated directors requires the affirmative vote of the plurality of votes cast by the holders of our common stock present, or represented, at the Annual Meeting; and

Proposal 2: The ratification of Sobel & Co. LLC as our independent registered public accounting firm for the year ending December 31, 2007, requires a majority of our common stock present, or represented, at the Annual Meeting; and

Proposal 3: The approval of the increase in the Company’s authorized shares requires a majority of our common stock present, or represented, at the Annual Meeting; and

Proposal 4: The approval of the amendment to the Company’s Stock Option and Restricted Stock Plan requires a majority of our common stock present, or represented, at the Annual Meeting.

Who can vote?
The record holders of our common stock on the close of business as of April 27, 2007, the record date, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. As of the record date, 38,516,676 shares of our common stock were issued and outstanding. As of the record date, we had approximately 175 stockholders of record. Each outstanding share of our common stock is entitled to one vote upon each matter presented. A list of stockholders entitled to vote will be available for inspection by any record stockholder at our corporate headquarters at 3960 Howard Hughes Parkway, Suite 460, Las Vegas, Nevada 89169 prior to or at our Annual Meeting.
What constitutes a quorum?
In order to conduct our Annual Meeting, a majority of the outstanding shares entitled to vote must be represented in person or by proxy. This is known as a “quorum.” Abstentions and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, referred to as broker non-votes, will count toward establishing a quorum.
How do I vote?
There are two ways to vote:
•	By completing and mailing the enclosed proxy card; or

•	By written ballot at our Annual Meeting.
If you are a beneficial owner and your broker holds your shares in its name, the broker is permitted to vote your shares on each of the proposals even if the broker does not receive voting instructions from you.

If your shares are held in the name of a broker, bank or other holder of record, you are invited to attend our Annual Meeting, but may not vote at our Annual Meeting unless you have first obtained a proxy, executed in the stockholders’ favor, from the holder of record.
What does it mean if I get more than one proxy?
It means your shares are held in more than one account. Please vote all proxies to ensure all your shares are counted.
Can I change my vote or revoke my proxy?
You can change your vote or revoke your proxy at any time prior to the closing of the polls, by:

•	Returning a later-dated proxy card;

•	Voting in person at our Annual Meeting; or

•	Notifying our Secretary by written revocation letter.
Our Secretary is John (“BJ”) Lackland. Any revocation should be filed with him at our corporate headquarters at 3960 Howard Hughes Parkway, Suite 460, Las Vegas, Nevada 89169.

Attendance at our Annual Meeting will not in itself constitute revocation of a proxy. All shares entitled to vote and represented by properly completed proxies timely received and not revoked will be voted as you direct. If no direction is given, the proxies will be voted as our board recommends.

Who conducts the proxy solicitation?
Our board of directors is soliciting these proxies. We will bear the cost of the solicitation of proxies. Our regular employees may solicit proxies by mail, by telephone, personally or by other communications, without compensation apart from their normal salaries.
Who will count the votes?
Our board of directors will appoint one or more persons to serve as the inspector(s) of elections to tabulate the votes cast by proxy or in person at the Annual Meeting. The inspector(s) of elections will also determine whether or not a quorum is present.
Do I have any appraisal rights in connection with any matter to be acted upon?
No. Our stockholders do not have appraisal rights in connection with any matter to be acted upon.
Who can help answer my questions?
If you have any questions about the Annual Meeting or the proposals to be voted on at the Annual Meeting, or if you need additional copies of this proxy statement or copies of any of our public filings referred to in this proxy statement, you should contact our Secretary, John (“BJ”) Lackland, at (702) 697-0377. Our public filings can also be accessed at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL 1 — ELECTION OF DIRECTORS
Proposed Amendment
          The current term of office of all of our directors expires at the next Annual Meeting. Our board of directors has proposed the election of the following individuals for a one-year term expiring at the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified: Mr. John (“BJ”) Lackland, Mr. George Boyadjieff, Dr. Douglas Dunn, Mr. Richard Morgan, Mr. Gary Rado, Mr. Raymond Skiptunis, and Mr. Steven Strasser. Directors will be elected by the plurality of votes cast by the holders of our common stock present, or represented, at the Annual Meeting, as long as a quorum is present.
          Each nominee has consented to being nominated and to serve if elected. In the unlikely event that any nominee becomes unable to serve for any reason, the proxies will be voted for a substitute nominee selected by our board of directors.
Nominees for Election of Directors
          The following information is furnished with respect to each nominee. There are no family relationships between or among any of our directors or executive officers.

Name	Age	Director Since	Position
Steven Z. Strasser	58	2002	Chairman, Chief Executive Officer
John (BJ) Lackland	36	2002	Director, Chief Financial Officer, and Secretary
Raymond J. Skiptunis	64	2002	Director, Chairman of the Audit Committee
George Boyadjieff	68	2006	Director, Senior Technical Advisor
Douglas M. Dunn	64	2006	Director
Richard Morgan	61	2007	Director
Gary Rado	65	2005	Director
          Steven Strasser – Chairman and Chief Executive Officer. Prior to becoming the Company’s CEO in October 2004, Mr. Strasser was the Managing Director, founder and majority owner of Summit Energy Ventures LLC (“Summit”), currently the largest shareholder in Power Efficiency Corporation. Summit is a private equity firm focused on investments in companies with energy efficiency technologies. At Summit, Mr. Strasser spent four years, from 2001-2005, evaluating and investing in energy technology companies and serving on the boards of portfolio companies. Mr. Strasser has been a director since August 2002.
          From 1984 through 2000, Mr. Strasser was the founder and CEO of Northwest Power Enterprises. Over its seventeen-year history, Northwest Power Enterprises and its predecessor companies were involved in multiple aspects of the energy development business.
          Mr. Strasser received law degrees from McGill University, Montreal, Canada and the University of Washington, Seattle, Washington.
          John (BJ) Lackland – Director, Chief Financial Officer, and Secretary. Mr. Lackland became the Company’s CFO in October 2004. Mr. Lackland has been the Vice President and Director Summit Energy Ventures since 2001, a private equity firm that is the largest shareholder in Power Efficiency Corporation. Summit focuses on investments in companies with energy efficiency technologies. At Summit, Mr. Lackland evaluated and invested in energy technology companies and served on the boards of portfolio companies. Prior to joining Summit, Mr. Lackland was the Director of Strategic Relations at Encompass Globalization, where he was in charge of strategic alliances and mergers and acquisitions. Prior to Encompass, he was the Director of Strategic Planning and Corporate Development at an Internet business development consulting company, where he was in charge of strategic planning and investor relations. Mr. Lackland has been an independent consultant to Fortune 1,000 companies and startups. Mr. Lackland also worked at The National Bureau of Asian Research, an internationally acclaimed research company focusing on U.S. policy toward Asia, where he led economic and political research projects for Microsoft, Dell, Compaq and U.S. government agencies. Mr. Lackland has been a director since August 2002.
          Mr. Lackland earned an M.B.A. from the University Of Washington Business School, an M.A. in International Studies (Asian Studies) from the University of Washington’s Jackson School of International Studies, and a B.A. in Politics, Philosophy and Economics from Claremont McKenna College.
          Raymond J. Skiptunis – Director since July 2002. Mr. Skiptunis was a director at TAG Entertainment, a movie production company from 2004 until January, 2007. Until September 2006, Mr. Skiptunis also served as an executive consultant at TAG Entertainment, from 2004. Prior to TAG Entertainment, Mr. Skiptunis was a self employed business consultant from 2003 to 2005. From November of 2001 through October of 2003, Mr. Skiptunis worked with the Company in various capacities, including consultant, CFO and interim CEO. From 1990 to 1996, Mr. Skiptunis served as Vice Chairman and CEO of Teamstaff, Inc., a professional employer organization. Prior to his time with Teamstaff, Inc., Mr. Skiptunis was the Chairman and President of Venray Management Corp, a venture capital firm, from 1983 to 1990, and the Vice President, CFO and a board member of Biosearch Medical Products from 1978 to 1983. Mr. Skiptunis earned a Bachelor of Science in Accounting from Rutgers University.
          George Boyadjieff — Director and Senior Technical Advisor. Mr. Boyadjieff has been a director of the Company since May 2006, and Senior Technical Advisor of the Company since April 2005. Mr. Boyadjieff is the retired CEO of the former Varco International, a New York Stock Exchange traded oil service company with over $1.3 billion in annual revenues at the time of Mr. Boyadjieff’s retirement. Varco has recently merged with National Oil Well to become National Oil Well Varco (NOV). Mr. Boyadjieff joined Varco in 1969 as Chief Engineer and was appointed CEO in 1991. Currently Mr. Boyadjieff is the Chairman of the Board of Southwall Technologies, a Silicon Valley hi-tech firm, and served as interim CEO of Southwall from August through October 2006. Mr. Boyadjieff joined Southwall in December 2004 as Chairman of the Board.
          Mr. Boyadjieff holds over 50 US patents related to oil and gas well drilling equipment. Mr. Boyadjieff holds BS and MS degrees in Mechanical Engineering from the University of California at Berkeley and is a graduate of the University of California at Irvine executive program.
          Dr. Douglas Dunn — Director since May 2006. Dr. Dunn has had an extensive career in research, business and academic leadership. Dr. Dunn served as dean of Carnegie Mellon University’s Graduate School of Industrial Administration (now the Tepper School of Business) from July 1996 through June 2002, after which he retired. He began his career AT&T Bell Laboratories and his corporate experienced culminated in senior positions as a corporate officer leading Federal Regulatory Matters, Regional Government Affairs, and Visual Communications and Multimedia Strategy for AT&T. Dr. Dunn is a board member of Universal Stainless & Alloy Products, Inc. (NasdaqNM: USAP) and Solutions Consulting, a technology consulting firm, which is wholly owned by Perot Systems, Inc. He holds a Ph.D. in business from the University of Michigan, an MS in industrial management and a BS in physics from the Georgia Institute of Technology.
          Richard Morgan – Director since January 2007. Mr. Morgan is currently the Dean and a Professor of Law at the William S. Boyd School of Law at the University of Nevada, Las Vegas, a position he has held since September 1, 1997. Mr. Morgan is an experienced legal educator, having served as dean at both the Arizona State University College of Law and the University of Wyoming College of Law. Mr. Morgan earned his B.A. in Political Science at the University of California, Berkeley in 1967. In 1971 he received his J.D. from UCLA, where he was an editor of the UCLA Law Review. He practiced with the Los Angeles law firm of Nossaman, Krueger & Marsh in the corporate/securities areas from 1971 to 1980. He was a professor at the Arizona State University College of Law from 1980 to 1987 and served as associate dean from 1983 to 1987. He was dean at the University of Wyoming College of Law from 1987 to 1990 and returned to the Arizona State University College of Law in 1990, where he served as dean and professor of law until 1997. He currently serves as chair of the ABA Standards Review Committee.

          Gary Rado – Director since September 2005. Mr. Rado retired in 2002 after being the President of Casio Inc. USA. Before joining Casio Inc. in 1996, Mr. Rado was with Texas Instruments Inc. for 21 years. He moved from District Sales Manager to Area Sales Manager to National Sales Manager of the Consumer Products Division. This division was responsible for home computer, calculator and educational products such as Speak and Spell. Mr. Rado was then promoted to Division Manager of Consumer Products worldwide and VP of marketing and sales. He ran the division for 7 years, with two years of running the division while based in Europe. Mr. Rado earned a Bachelors of Science in Business Administration from Concord College in 1963.
Board of Directors and Committees of the Board
          Our business affairs are conducted under the direction of our board of directors. The role of our board of directors is to effectively govern our affairs for the benefit of our stockholders and, to the extent appropriate under governing law, of other constituencies, which include our employees, customers, suppliers and creditors. Our board strives to ensure the success and continuity of our business through the selection of a qualified management team. It is also responsible for ensuring that our activities are conducted in a responsible ethical manner. Our board of directors has two standing committees, an audit committee and a compensation committee.
          Our board of directors met twelve times in 2005 and fourteen times in 2006. None of the current directors missed more than three meetings during the period for which they have been a director and the meetings held by committees of the board of directors on which they serve.
          We do not have a policy that requires directors to attend our annual meeting of stockholders.
     Audit Committee
          Our Audit Committee acts pursuant to our Audit Committee charter, last amended July, 2006. A copy of our Audit Committee Charter is available on our web site at:
          http://www.powerefficiencycorp.com/pdf/PECAuditCommitteeCharter.pdf
          Raymond Skiptunis, Douglas Dunn and Gary Rado currently serve as our audit committee. Raymond Skiptunis, the Chairman of our audit committee qualifies as a financial expert. Our audit committee, among other things:
•	selects the independent auditors, considering independence and effectiveness;

•	discusses the scope and results of the audit with the independent auditors and reviews with management and the independent auditors our interim and year-end operating results;

•	considers the adequacy of our internal accounting controls and audit procedures;

•	reviews and approves all audit and non-audit services to be performed by the independent auditors; and

•	administers the whistleblower policy.
     The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent auditors and for overseeing their work.
     Compensation Committee
          The compensation committee does not have a charter.

          Raymond Skiptunis and Douglas Dunn currently function as our compensation committee. Our compensation committee, among other things:
•	recommends to the board of directors the compensation level of the executive officers;

•	reviews and makes recommendations to our board of directors with respect to our equity incentive plans;

•	establishes and reviews general policies relating to compensation and benefits of our employees.
          Nominations of Directors
          The Board does not have a standing nominating committee. When necessary, the Board as a whole performs functions equivalent to that of a nominating committee. In that capacity, the Board has no charter. For this reason, (1) the Board has no policy with regard to the nomination of candidates recommended by security holders; (2) the Board has developed no specific minimum qualifications that it believes must be met by a Board-recommended nominee for a position on the Board; (3) the Board has developed no specific qualities or skills that it believes are necessary for a member of the Board to possess; and (4) the Board has no specific process for identifying and evaluating nominees for director.
Compensation of Directors
          In January 2007, non-employee directors received options to purchase 100,000 shares of common stock per year for their board service, pro-rated for the quarters in the year they served. The Chairman of the Audit Committee received $1,000 per month, and an additional 50,000 options per year, pro-rated for the quarters in the year he served. Depending on the anticipated workload and organization, the board of directors may elect to increase the compensation for committee members and/or all non-executive board members.
Committee Interlocks and Insider Participation
          None of our executive officers currently serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.
Process for Stockholders to Send Communications to Our Board of Directors
          Because we have always maintained open channels of communication with the stockholders, we do not have a formal policy as to providing a process for stockholders to send communications to the board of directors. However, if a stockholder would like to send a communication to our board of directors, please address the letter to the attention of the board of directors and it will be distributed to each director.
Recommendation of the Board of Directors
          Our board of directors recommends that you vote “FOR” all the director nominees.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposed Amendment
     Our Audit Committee has selected Sobel & Co., LLC, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2007. Sobel & Co., LLC audited our financial statements for the fiscal year ended December 31, 2006. Although stockholder approval of the selection of Sobel & Co., LLC is not required by law, our board of directors believes it is advisable to give stockholders the opportunity to ratify this selection. We expect representatives of Sobel & Co., LLC will be present at the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders. In the event of a negative vote on this proposal by the stockholders, the Audit Committee will consider whether it is appropriate in the future to consider the selection of other independent registered public accounting firms.
Fees paid to Sobel & Co., LLC
     The following table shows the fees paid or accrued by us for the audit and other services provided by Sobel & Co., LLC for the fiscal years 2006 and 2005.

	2006	2005
Audit fees	$53,051	$55,110
Audit-related fees	7,420	13,316
Tax fees	3,000	6,750
All other fees	—	—

Total	$63,471	$75,176

Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
The audit-related fees represent fees for professional services rendered in conjunction with SEC Registration Statement filings and amendments thereto.
Tax fees consist of fees for tax compliance, tax advice and tax planning.
All other fees represent fees for professional services not reported above.
All audit and non-audit services provided by Sobel & Co., LLC in fiscal years 2006 and 2005 were approved in advance by the Audit Committee.
Recommendation of the Board of Directors
The board of directors recommends that you vote “FOR” the ratification of the selection of Sobel & Co., LLC as our independent registered public accounting firm, and proxies solicited by the board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 3 — INCREASE IN THE COMPANY’S AUTHORIZED SHARES
Proposed Amendment
     We currently have 100,000,000 authorized common shares and 10,000,000 authorized preferred shares. As of December 31, 2006, we have 35,042,009 common shares issued and outstanding, and no preferred shares issued and outstanding. On a fully diluted basis, we have 72,149,635 shares issued and issuable upon the exercise of options and warrants outstanding. We are requesting stockholder approval to grant the Board of Directors the authority to effect an increase in the Company’s authorized common stock to 140,000,000.
     The Board of Directors has unanimously adopted an amendment to the Certificate of Incorporation to effect the Increase in Authorized and declared that it is advisable for the stockholders to approve such amendment.
Principal Effects Of The Increase in Authorized Shares
     The increase in authorized shares was determined by the Company’s Board of Directors, in its sole discretion.
     Company stockholders will not realize any dilution in their voting rights as a result of the Increase in Authorized but will experience dilution to the extent additional shares would be issued.
     Issuance of significant numbers of additional shares of the Company’s common stock in the future (i) will dilute stockholders’ percentage ownership and (ii) if such shares are issued at prices below what current stockholders’ paid for their shares, may dilute the value of current stockholders’ shares.
     The shares of authorized, but unissued, common stock will be available from time to time for corporate purposes, including raising additional capital, acquisitions of companies or assets, for strategic transactions, and sales of common stock or securities convertible into common stock. The Company does not have any present intention, plan, arrangement or agreement, written or oral, to issue shares of common stock for any purpose, except for the issuance of shares of common stock upon the exercise of outstanding convertible securities, options or warrants to purchase common stock. Although the Company does not have any present intention to issue shares of common stock, except as noted above, the Company may in the future raise funds through the issuance of common stock when conditions are favorable, even if the Company does not have an immediate need for additional capital at such time.
     The Company believes the availability of the additional shares will provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional shares, the ownership interests of holders of the Company’s common stock may be diluted.
     The issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share, and on stockholders’ equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of the common stock. Holders of common stock have no preemptive rights.
     Shares of authorized and unissued common stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional common stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of common stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company’s Certificate of Incorporation or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of common stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

     Provisions in our certificate of incorporation, our amended and restated bylaws and applicable provisions of the Delaware General Corporation Law may make it more difficult and expensive for a third party to acquire control of us even if a change of control would be beneficial to the interests of our stockholders. Such provisions could discourage potential takeover attempts and could adversely affect the market price of our common stock. Specifically, the Company is authorized to issue blank check preferred stock to thwart a takeover attempt and currently neither our certificate of incorporation nor our amended and restated bylaws allows cumulative voting in the election of directors, which would otherwise allow holders of less than a majority of stock to elect some directors.
Procedure For Effecting The Increase in Authorized Shares
     The Company will file the certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the increase in authorized shares. The form of certificate of amendment to the Certificate of Incorporation is attached as Exhibit A to this Proxy Statement.
Vote Required
     The approval of the Increase in Authorized requires the affirmative vote of a majority of the shares of voting stock present in person or represented by proxy at the annual meeting.
Recommendation of the Board of Directors
     The Board of Directors recommends that the Stockholders vote “FOR” Proposal 3 to approve the increase in authorized shares and proxies solicited by the board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 4 — AMENDMENT OF THE 2000 STOCK OPTION AND RESTRICTED STOCK PLAN
2000 Stock Option and Restricted Stock Plan
Proposed Amendment
     Under Section 10.2(b) of the 2000 Stock Option and Restricted Stock Plan, (the “Plan”) the Company retains the right of first refusal to purchase shares acquired under the Plan upon any proposed transfer of such shares. The Board of Directors unanimously recommends the Shareholders grant them the authority to amend the Plan by striking Section 10.2(b) of the Plan in its entirety and thereby terminating the right of first refusal to acquire any shares of common stock acquired under to the Plan.
Plan Information
     The Plan was adopted in September 2000 and last amended on February 23, 2004. The Plan authorizes the Company to issue up to 20,000,000 shares of its common stock via grants of:
•	incentive stock options to purchase shares of common stock,

•	non-qualified stock options to purchase shares of common stock, and

•	restricted common stock.
     The Plan may be amended, terminated or modified by the Board of Directors at any time, subject to stockholder approval as required by law, rule or regulation. However, no such termination, modification or amendment may affect the rights of an optionee under an outstanding option or the grantee of an award.
Plan Distributions
     Grants that will be received by employees and other persons are not allocated in any pre-determined fashion. Please see the information under the heading “Stock Option Grants During 2006” for information regarding how grants under the Plan were distributed during fiscal year 2006.
Additional Plan Information
     For additional information regarding the Plan, please see the information provided under the heading “Equity Compensation Plan Information”. A copy of current Plan is attached hereto as Exhibit B.
Reasons for the Plan Amendment
     Based on the Board’s review of the Plan, the purpose of the amendment is to relieve the burden on the Company created by the right of first refusal provided in section 10.2(b) of the Plan. Because the Company, for the foreseeable future does not plan to repurchase shares of its common stock issued pursuant to the Plan, the amendment reallocates resources that would otherwise be used to administer the right of first refusal, without causing any detriment to the Company and its shareholders. This amendment will also make it easier for the Company’s employees to transfer their shares, which is in line with the Plan’s objectives of motivating and rewarding the Company’s valued employees.
Recommendation of the Board of Directors
     The Board of Directors recommends that the Stockholders vote “FOR” Proposal 4 to approve the amendment to the Company’s 2000 Stock Option and Restricted Stock Plan and proxies solicited by the board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

ADDITIONAL INFORMATION
Beneficial Ownership
     The following table sets forth information as to our shares of common stock beneficially owned as of March 31, 2007 by (i) each person known by us to be the beneficial owner of more than five percent of our outstanding common stock, (ii) each of our directors, (iii) each of our executive officers named in the Summary Compensation Table and (iv) all of our directors and executive officers as a group.

			Percent of
Name and Address of	Shares		Shares
Beneficial Owner(1)	Owned		Owned(10)
Steven Strasser, CEO, Chairman of the Board	15,706,240	(2)	22.78%
John (BJ) Lackland, CFO, Director	1,607,500	(3)	2.33%
Raymond J. Skiptunis, Director	397,824	(4)	Less than 1%
Gary Rado, Director	150,000	(5)	Less than 1%
George Boyadjieff, Director	2,050,000	(6)	2.97%
Douglas Dunn, Director	100,000	(7)	Less than 1%
Richard Morgan, Director	25,000	(8)	Less than 1%
Summit Energy Ventures, LLC	8,803,901	(2)	12.77%
Sarkowski Family L.P.	5,429,689		7.88%
Ron Boyer	4,364,154		6.33%
Commerce Energy Group	3,838,333	(9)	5.57%
All Executive Officers and Directors as a Group (7 persons)	20,036,564		29.06%

(1)	Information in this table regarding directors and executive officers is based on information provided by them. Unless otherwise indicated in the footnotes and subject to community property laws where applicable, each of the directors and executive officers has sole voting and/or investment power with respect to such shares. The address for each of the persons reported in the table other than Commerce Energy Group is in care of Power Efficiency Corporation at 3960 Howard Hughes Pkwy, Ste 460, Las Vegas, Nevada 89169.

(2)	Includes 8,803,901 common shares and common shares subject to options and warrants exercisable within 60 days of the date hereof held by Summit, in which Steven Strasser is the majority shareholder, and 5,735,671 common shares subject to options and warrants which are presently exercisable or will become exercisable within 60 days of the date hereof. Mr. Strasser was also granted an additional 2,221,449 common shares subject to options and warrants which will become exercisable after 60 days of the date hereof. Mr. Strasser’s options and warrants expire on various dates from May, 2010 through November, 2015.

(3)	Includes 1,607,500 common shares and common shares subject to options and warrants presently exercisable or which will become exercisable within 60 days of the date hereof. Mr. Lackland was also granted an additional 980,000 common shares subject to options which will become exercisable after 60 days of the date hereof. Mr. Lackland’s options and warrants expire on various dates from May, 2010 through November, 2015.

(4)	Includes 375,285 common shares subject to options and warrants presently exercisable or which will become exercisable within 60 days of the date hereof. Mr. Skiptunis’ options and warrants expire on various dates from October, 2014 through January, 2017.

(5)	Includes 150,000 common shares subject to options presently exercisable or which will become exercisable within 60 days of the date hereof. Mr. Rado’s options expire on various dates from September, 2015 through January, 2017.

(6)	Includes 1,050,000 common shares subject to options and warrants presently exercisable or which will become exercisable within 60 days of the date hereof. Mr. Boyadjieff’s options and warrants expire on various dates from April, 2010 through January, 2017.

(7)	Includes 100,000 common shares subject to options presently exercisable or which will become exercisable within 60 days of the date hereof. Dr. Dunn’s options expire on various dates from May 2016 through January, 2017.

(8)	Includes 25,000 common shares subject to options presently exercisable or which will become exercisable within 60 days of the date hereof. Mr. Morgan’s options expire January, 2017.

(9)	Includes 589,284 common shares subject to warrants presently exercisable or which will become exercisable within 60 days of the date hereof, as well as 3,249,049 common shares owned by Commerce’s wholly owned subsidiary, Commonwealth Energy Corporation. Commerce was also granted 98,995 common shares subject to warrants which will become exercisable after 60 days of the date hereof. Commerce’s warrants expire on various dates from October 2009 through November 2011.

(10)	The percentage for common stock includes all common shares subject to options and warrants exercisable within 60 days of the date hereof.
Executive Officers and Significant Employees
     We have the following executive officers, Steven Z. Strasser, and John (BJ) Lackland. The biographical information for Mr. Strasser and Mr. Lackland is located in this proxy statement under the heading, “Proposal 1 – Election of Directors, Nominees for Election of Directors.” In addition to Mr. Strasser, and Mr. Lackland, we have three significant employees, Kevin Shannon, Brian Taylor, and Brian Chan. Below is biographical information for these three employees.
     Kevin Shannon – Vice President Strategic Accounts. Before joining Power Efficiency Corporation, Mr. Shannon worked for Schneider Electric. His most recent position was a Senior Product Marketing Mgr where he was responsible for a $300M portfolio of Electrical Equipment products. Prior to Schneider Electric, Mr. Shannon was the Regional Director for Strategic Accounts and Energy Management Services for MagneTek Inc.
     Mr. Shannon holds a BS in Industrial Engineering from Clarkson College of Technology in Potsdam, NY
     Brian Taylor – Vice President Product Management. Prior to joining Power Efficiency Corporation, Mr. Taylor was a Business Manager for Standard Drives at Rockwell Automation and was responsible for the $360M global standard drives business. In Mr. Taylor’s 19 years with Rockwell Automation he held various positions of increasing responsibility, including management positions in Rockwell Automation’s Industrial Controls and Presence Sensing Businesses. Mr. Taylor started his career with Rockwell Automation in 1988 as a Software Engineer in the PLC business. Mr. Taylor earned a bachelor’s degree in Computer Engineering from Case Western Reserve University and a MBA degree from Northeastern University.
     Brian Chan – Controller. Before joining Power Efficiency Corporation, Mr. Chan was a staff accountant at Johnson Jacobson Wilcox, a Las Vegas CPA firm specializing in privately held construction and real estate companies. Prior to JJW, Mr. Chan was a staff accountant at Kafoury, Armstrong and Company, a Las Vegas CPA firm that mainly serviced non-profit and governmental entities. Mr. Chan began his career with Smith, Lange and Phillips, a prominent San Francisco CPA firm, where he worked with a variety of small business and high net worth individuals.
     Mr. Chan is a licensed CPA in California, has a Bachelor of Arts in Business Economics with an emphasis in Accounting from U.C. Santa Barbara, and is a member of the AICPA.
Certain Relationships and Related Transactions
     Relationship with EMTUCK, LLC and Northwest Power Management, Inc
     On April 20, 2006 and May 19, 2006, we issued a total of $1,500,000 in senior secured debt to EMTUCK, LLC (“EMTUCK”), of which Northwest Power Management, Inc. (“NPM”) a management company wholly owned by Mr. Strasser, was the managing member. In connection with this transaction, we issued the members of EMTUCK 2,647,572 warrants to purchase our common stock, of which, Mr. Strasser received 1,323,786 warrants. The $1,500,000 in senior secured notes was paid off in full on November 30, 2006.
     Relationship with Steven Strasser and Summit
     Mr. Strasser, our CEO, owns 99.5% of Summit. As of December 31, 2006, Summit owned 6,803,901 shares of our common stock and 2,000,000 warrants to purchase common stock. The total voting power currently represented by Summit’s ownership of our common stock and voting equivalents is 19%. In addition, Mr. Strasser owns beneficially 15,428,948 shares of common stock (including those shares beneficially owned by Summit) issued or issuable on the exercise of options and warrants exercisable within 60 days of December 31, 2006.
     The following summarizes transactions resulting in the issuance of our equity securities to Summit and Steven Strasser over the last two years:
•	On April 28, 2004, Summit acquired 1,204,819 shares of our Series A-1 Stock, convertible into 1,000,000 shares of common stock, for a total purchase price of $200,000 in cash. As part of the transaction, we issued to Summit five-year warrants to purchase 500,000 shares of our common stock at an exercise price per share equal to twice the average closing bid price per share for the five days preceding the date the warrants are issued.

•	On July 8, 2005, Summit acquired 3,000,000 shares of our common stock for a total purchase price of $600,000. As part of the transaction, Summit converted a $300,000 note payable into common stock. Summit was also issued 1,500,000 warrants in connection with this transaction.

•	Also on July 8, 2005, Summit converted 2,785,969 shares of our Series A-1 Convertible Preferred Stock into 2,315,203 shares of common stock.

•	On November 30, 2006, Mr. Strasser acquired 1,166,668 shares of our common stock for a total purchase price of $350,000. As part of the transaction, Mr. Strasser was issued 583,334 warrants to purchase common stock.

•	Also on November 30, 2006 we issued $550,000 in secured debt to Mr. Strasser, in exchange for another secured note. Mr. Strasser was issued 687,500 warrants in connection with this transaction.
     Relationship with John (BJ) Lackland
     Mr. Lackland, our CFO and COO, owns 0.5% of Summit. Mr. Lackland owns beneficially 1,517,500 shares of common stock, issued or issuable on the exercise of options and warrants exercisable within 60 days of December 31, 2006.
     On November 30, 2006, Mr. Lackland acquired 100,000 shares of our common stock for a total purchase price of $30,000. Mr. Lackland was also issued 50,000 warrants in connection with this transaction.
     Relationship with Commonwealth Energy Corporation and Commerce Energy Group
     As of December 31, 2006, Commerce Energy Group, directly and through its wholly owned subsidiary, Commonwealth Energy Corporation, owns 3,249,049 shares of our common stock. The total voting power currently represented by Commonwealth’s ownership of our common stock is 9%.

     Until June of 2004, Commonwealth was a member of Summit. At that time Summit was reorganized and Commonwealth ceased to be a member of Summit. Summit received the common and preferred shares it now owns as a distribution in connection with the reorganization.
     On April 28, 2005, Commerce Energy Group agreed to acquire an additional 180,723 shares of our Series A-1 Convertible Preferred Stock convertible into 150,000 shares of our common stock in consideration of the cancellation of a license agreement with us. As part of the transaction, we issued to Commerce Energy Group five-year warrants to purchase 75,000 shares of our common stock at an exercise price per share equal to twice the average closing bid price per share for the five days preceding the date the warrants are issued.
     On July 8, 2005, Commerce Energy Group converted 1,928,310 shares of our Series A-1 Convertible Preferred Stock into 1,603,645 shares of our common stock.
     On November 30, 2006, we issued $200,000 in secured debt to Commerce Energy Group. Commerce Energy Group was issued 250,000 warrants in connection with this transaction.
     Limitation of Liability and Indemnification of Directors and Officers
     Our certificate of incorporation provides that the personal liability of our directors shall be limited to the fullest extent permitted by the provisions of Section 102(b)(7) of the General Corporation Law of the State of Delaware, or the DGCL. Section 102(b)(7) of the DGCL generally provides that no director shall be liable personally to us or our stockholders for monetary damages for breach of fiduciary duty as a director, provided that our certificate of incorporation does not eliminate the liability of a director for (i) any breach of the director’s duty of loyalty to us or our stockholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) acts or omissions in respect of certain unlawful dividend payments or stock redemptions or repurchases; or (iv) any transaction from which such director derives improper personal benefit. The effect of this provision is to eliminate our rights and the rights of our stockholders through stockholders’ derivative suits on our behalf, to recover monetary damages against a director for breach of her or his fiduciary duty of care as a director including breaches resulting from negligent or grossly negligent behavior except in the situations described in clauses (i) through (iv) above. The limitations summarized above, however, do not affect our or our stockholders’ ability to seek non-monetary remedies, such as an injunction or rescission, against a director for breach of her or his fiduciary duty.
     In addition, our certificate of incorporation and bylaws provide that we shall, to the fullest extent permitted by Section 145 of the DGCL, indemnify all directors and officers who we may indemnify pursuant to Section 145 of the DGCL. Section 145 of the DGCL permits a company to indemnify an officer or director who was or is a party or is threatened to be made a party to any proceeding because of his or her position, if the officer or director acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of such company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. We have entered into indemnification agreements with our directors and officers consistent with indemnification to the fullest extent permitted under the DGCL.
     We maintain a directors’ and officers’ liability insurance policy covering certain liabilities that may be incurred by our directors and officers in connection with the performance of their duties. The entire premium for such insurance is paid by us.
     Insofar as indemnification for liabilities arising under the Securities Act, our directors and officers, and persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Section 16(a) Beneficial Ownership Reporting Compliance
     Rules adopted by the SEC under Section 16(a) of the Securities Exchange Act require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).
     Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than ten percent of the outstanding shares of our common stock are in compliance with Section 16(a) of the Exchange Act for the year ended December 31, 2006.
Executive Compensation
   Summary Compensation Table
     The following table sets forth all annualized compensation paid to our named executive officers at the end of the fiscal years ended December 31, 2006, 2005 and 2004. Individuals we refer to as our “named executive officers” include our Chief Executive Officer and the four other most highly compensated executive officers whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2006.
Summary Compensation Table

		Annual Compensation				Long-Term Compensation
						Awards		Payouts
						Restricted	Securities
					Other Annual	Stock	Underlying Option/	LTIP	All Other
	Fiscal			Bonus	Compensation	Awards	Warrants	Payouts	Compensation
Name and Principal Position	Year	Salary ($)		($)	($)	($)	(#)	($)	($)
Steven Z. Strasser	2006	$288,750		—	—	—	—	—	—
Chairman and Chief	2005	275,000	(1)	—	—	—	4,612,500	—	—
Executive Officer	2004	60,000		—	—	—	—	—	—

Richard Koch (2)	2006	—		—	—	—	—	—	—
Former Chief Executive	2005	—		—	—	—	—	—	—
Officer	2004	$240,000		—	—	—	—	—	—

Nicolas Anderson (3)	2006	$76,313		—	—	—	—	—	—
Former Chief Technical	2005	215,000		—	—	—	2,000,000	—	—
Officer	2004	60,000		—	—	—	—	—	—

John (BJ) Lackland (4)	2006	$183,750		—	—	—	—	—	—
Director and Chief Financial	2005	175,000		—	—	—	2,215,000	—	—
Officer	2004	60,000		—	—	—	—	—	—

Keith Collin (5)	2006	—		—	—	—	—	—	—
Former Chief Financial	2005	—		—	—	—	—	—	—
	2004	$100,000		—	—	—	57,142	—	—

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
					Restricted	Securities
				Other Annual	Stock	Underlying Option/	LTIP	All Other
	Fiscal		Bonus	Compensation	Awards	Warrants	Payouts	Compensation
Name and Principal Position	Year	Salary ($)	($)	($)	($)	(#)	($)	($)
Robert M. Murray (6)	2006	$175,000	—	—	—	2,500,000	—	—
Chief Operating Officer	2005	—	—	—	—	—	—	—
Officer	2004	—	—	—	—	—	—	—

Tom Mills (7)	2006	—	—	—	—	—	—	—
Vice President of	2005	—	—	—	—	—	—	—
Government Operations	2004	$100,000	—	—	—	57,142	—	—

Mike Varney (8)	2006	$145,000	—	—	—	500,000	—	—
Vice President of Sales and	2005	—	—	—	—	—	—	—
Marketing	2004	—	—	—	—	—	—	—

Scott Lanning (9)	2006	—	—	—	—	—	—	—
General Manager of Sales	2005	$140,000	—	—	—	500,000	—	—
	2004	—	—	—	—	—	—	—

(1)	Effective June 1, 2005, Mr. Strasser entered into an employment contract with the Company. Mr. Strasser agreed to have his first year’s salary paid $60,000 in cash and options to purchase 1,612,500 shares of common stock at an exercise price equal to not less than market at date of grant in lieu of remaining cash vesting quarterly over one year. Mr. Strasser was also granted an additional 3,000,000 options on June 1, 2005 as part of his employment contract.

(2)	Mr. Koch resigned as Chief Executive Officer on August 27, 2004.

(3)	Mr. Anderson was terminated on May 15, 2006.

(4)	Effective June 1, 2005, Mr. Lackland entered into an employment contract with the Company. Mr. Lackland agreed to have his first year’s salary paid $120,000 in cash and options to purchase 412,500 shares of common stock at an exercise price equal to market at date of grant in lieu of remaining cash vesting quarterly over one year. Mr. Lackland was also granted an additional 1,800,000 options on June 1, 2005 as part of his employment contract.

(5)	Mr. Collin resigned as Chief Financial Officer in September 2004.

(6)	Mr. Murray resigned effective January 5, 2007 and all of Mr. Murray’s stock options were cancelled as of such date.

(7)	Mr. Mills resigned as Vice President of Government Operations in November 2004.

(8)	Mr. Varney resigned as Vice President of Sales and Marketing in October 2006 and all of Mr. Varney’s stock options were cancelled as of this date.

(9)	Mr. Lanning resigned as General Manager of Sales in January 2006 and all of Mr. Lanning’s stock options were cancelled as of this date.
     During 2004, we hired the following officers: Steven Strasser, Chief Executive Officer, and John (BJ) Lackland, Chief Financial Officer. Effective June 1, 2005, the Company entered into employment agreements with the above officers. Please see the section below entitled “Compensation Agreements”. These two individuals comprise our current executive officers.
STOCK OPTION GRANTS DURING 2006
     The following table shows all stock options granted during the year ended December 31, 2006 to the executive officers named in the Summary Compensation Table. These options were granted under our 2000 Plan established by our board of directors in March 2003 and September 2003, respectively. No stock appreciation rights have ever been granted by the Company.

Option/SAR Grants in 2006 Fiscal Year

Individual Grants
		Percentage of	Exercise
		Total	Price or
	Number of	Options/SAR	Base
	securities	Granted to	Price in
	nderlying	Employees	Dollars
	Options/SAR	in	per	Expiration
Name	Granted(1)	Fiscal Year(2)	Share	Date
Rob Murray (3)	2,000,000	23.82%	$0.22	5/30/10
Rob Murray (3)	500,000	14.46%	$0.20	5/30/15

(1)	Each option vests over a three-to-five year period, with some already vested, and some yet to be vested. The exercise price of each option shown in the table was equal to or greater than the fair market value of the stock on the date of grant, and all options have ten-year terms. Vesting for each option accelerates in the event of a change of control, including a merger, sale or liquidation.

(2)	In 2006, we granted options to purchase a total of 5,587,500 shares to employees, directors and consultants under our stock option plan, of which, 3,000,000 have subsequently been cancelled.

(3)	Mr. Murray resigned effective January 5, 2007, all of Mr. Murray’s options were canceled as of this date.
Aggregate Option/SAR Exercises in 2006 and Option/SAR Values

	Shares		Number or Securites
	Acquired		Underlying Unexercised	Value of Unexercised In-
	on		Options/SARs at	the-Money Options/SARs
	Exercise	Value	December 31, 2006 (#)	at December 31, 2006 (#)
Name	(#)	Realized ($)	Exerciseable/Unexercisable	Exercisable/Unexercisable
Steven Strasser	0	—	5,735,671/2,221,449	0/0
BJ Lackland	0	—	1,507,500/980,000	0/0
Long-Term Incentive Plans — Awards in 2006

Number
of
	Shares	Performance
	Units or	or Other	Estimated Future Payouts Under Non-Stock Based
	Other	Period Until	Plans
	Rights	Maturation or		Target ($ or	Maximum ($ or
Name	(#)	Payout	Threshold ($ or #)	#)	#)
Steven Strasser	0	—	—	—	—
BJ Lackland	0	—	—	—	—

Equity Compensation Plan Information
As of December 31, 2006, we had an aggregate of 20,000,000 shares of common stock available for issuance under our stock option plans. The following table and disclosures is a description of our plan:

		Weighted-	Number of
	Number of securities	average exercise	securities remaining
	to be issued upon	price of	available for future
	exercise of	outstanding	issuance under
	outstanding options,	options, warrants	equity
Plan Category	warrants and rights	and rights	compensation plans
Equity Compensation Plans Approved by Security Holders	14,734,896	$0.33	5,265,104
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	14,734,896	$0.33	5,265,104
2000 Stock Option and Restricted Stock Plan, or the 2000 Plan
     The 2000 Plan, was adopted by our board of directors and our stockholders in 2000. On February 23, 2004, the 2000 Plan was amended and restated. As of December 31, 2006, no restricted shares of common stock have been issued, and none of the outstanding options to purchase 14,734,896 shares of our common stock have been exercised pursuant to the 2000 Plan. These outstanding options have exercise prices ranging from $0.20 to $19.25 per share. As of May 1, 2007, the closing price of our Common Stock as reported on the OTC Bulletin Board was 0.22.
Share Reserve. Under the 2000 Plan, we reserved for issuance an aggregate of 20,000,000 shares.
Objectives. The purpose of the Plan is to advance the interests of the Company and its stockholders by encouraging and facilitating the ownership of the Company’s common stock by persons performing services for the Company in order to enhance the ability of the Company to attract, retain and reward such persons and motivate them to contribute to the growth and profitability of the Company.
Administration. The 2000 Plan is administered by the board of directors. The stock option awards qualify as “performance-based-compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, or the Code, with two or more outside directors within the meaning of Section 162(m) of the Code. The board of directors has the power to determine the terms of the awards, including the exercise price, the number of shares subject to each award, the exercisability of the awards and the form of consideration payable upon exercise.
Eligibility. Awards under the 2000 Plan may be granted to any of our employees, directors or consultants or those of our affiliates.
Options. With respect to non-statutory stock options intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code and incentive stock options, the exercise price must be at least equal to the fair market value of our common stock on the date of grant. In addition, the exercise price for any incentive stock option granted to any employee owning more than 10% of our common stock may not be less than 110% of the fair market value of our common stock on the date of grant. The term of any stock option may not exceed ten years, except that with respect to any participant who owns 10% or more of the voting power of all classes of our outstanding capital stock, the term for incentive stock options must not exceed five years.

Stock Awards. The administrator may determine the number of shares to be granted and impose whatever conditions to vesting it determines to be appropriate, including performance criteria. The criteria may be based on financial performance, personal performance evaluations and/or completion of service by the participant. The administrator will determine the level of achievement of performance criteria. Unless the administrator determines otherwise, shares that do not vest typically will be subject to forfeiture or to our right of repurchase, which we may exercise upon the voluntary or involuntary termination of the participant’s service with us for any reason, including death or disability.
Tax Consequences. An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the Plan.
An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price.
An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The employee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of:
(i)	two years from the date of award of the option, or

(ii)	one year from the date of exercise.
If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term capital gain. Exercise of an option with previously owned stock is not a taxable disposition of such stock. An employee generally must include in alternative minimum taxable income the amount by which the price such employee paid for an incentive stock option is exceeded by the option’s fair market value at the time his or her rights to the stock are freely transferable or are not subject to a substantial risk of forfeiture.
Adjustments upon Merger or Change in Control. The 2000 Plan provides that in the event of a merger with or into another corporation or a “change in control,” including the sale of all or substantially all of our assets, and certain other events, our board of directors (or a committee of the board of directors) may, in its discretion, provide for some or all of:
•	assumption or substitution of, or adjustment to, each outstanding award;

•	acceleration of the vesting of options and stock appreciation rights;

•	termination of any restrictions on stock awards or cash awards; or

•	cancellation of awards in exchange for a cash payment to the participant.
Amendment and Termination. The board of directors has the authority to amend, alter or discontinue the 2000 Plan, subject to the approval of the stockholders, but no amendment will impair the rights of any award, unless mutually agreed to between the participant and the administrator.

Employment Agreements
     On June 1, 2005, we entered into employment agreements with Steven Strasser as Chief Executive Officer, BJ Lackland as Chief Financial Officer, and Nicholas Anderson as Chief Technology Officer. The term of each agreement will be five years. In the event of a defined change in control of the Company, each agreement will provide for accelerated vesting of stock options and a cash severance payment equal to 2.99 times the executive’s then current salary and previous year’s bonus.
     On May 15, 2006, we terminated Nicholas Anderson for cause and canceled his employment agreement with the Company. As of December 31, 2006, we have not accrued a loss related to this termination and we do not foresee any material loss in our ability to manufacture current products or develop new products.
The following table sets forth the material financial terms of the agreements for each executive:

Name	Salary (1)		Bonus	Common Stock Options(6)
Steven Strasser	$275,000	(2)	(5)	3,000,000
BJ Lackland	$175,000	(3)		1,800,000
Nicholas Anderson	$215,000	(4)		2,000,000

(1)	To be increased annually by at least 5% of prior year.

(2)	First year’s salary to be paid $60,000 in cash and options to purchase 1,612,500 shares of common stock at an exercise price equal to not less than market at date of grant in lieu of remaining cash vesting quarterly over one year.

(3)	First year’s salary to be paid $120,000 in cash and options to purchase 412,500 shares of common stock at an exercise price equal to market at date of grant in lieu of remaining cash vesting quarterly over one year.

(4)	To be paid in cash.

(5)	At the Board’s discretion.

(6)	Vesting evenly and quarterly over five years.
     In the case of Mr. Anderson, the new employment agreement superseded a previous employment agreement dated April 1, 2001, and a salary reduction agreement entered into on October 20, 2004.
Stockholder Proposals for the 2008 Annual Meeting of Stockholders
     We must receive proposals of stockholders intended to be presented at our next annual meeting prior to September 18, 2007, to be considered for inclusion in our proxy statement relating to that meeting. Our board of directors will review any proposals from eligible stockholders that it receives by that date and will make a determination whether any such proposals will be included in our proxy materials. Any proposal received after September 18, 2007 shall be considered untimely and shall not be made a part of our proxy materials.

General Information
     Our 2006 Annual Report on Form 10-KSB, containing audited financial statements, but without exhibits, accompanies this proxy statement. The Form 10-KSB, as filed with the SEC, including exhibits, is available through the website maintained by the Commission at www.sec.gov. Stockholders may also obtain a copy of our Form 10-KSB, without charge, upon written request to:
Power Efficiency Corporation
Attn: Secretary
3960 Howard Hughes Parkway, Ste 460
Las Vegas, Nevada 89169
     As of the date of this proxy statement, our board of directors knows of no business which will be presented for consideration at the meeting other than the matters stated in the accompanying Notice of Annual Meeting of Stockholders and described in this proxy statement. If, however, any matter incident to the conduct of the meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.
     A representative from Sobel & Co., Certified Public Accountants, our independent auditors for the current and recently completed fiscal years, is expected to be present at the Annual Meeting and will have the opportunity to make a statement if desired. The representative is expected to be available to respond to questions.
By Order of the Board of Directors
John (BJ) Lackland
Chief Financial Officer and Secretary
Las Vegas, Nevada
April 27, 2007

EXHIBIT A
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
POWER EFFICIENCY CORPORATION
     Power Efficiency Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “State”), DOES HEREBY CERTIFY:
FIRST: That the Board of Directors of the Corporation (the “Board”), held a meeting on May 4, 2007 and adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”):
RESOLVED, that the Certificate of Incorporation be amended to increase the authorized capital of the Corporation by changing Section 4.1 of the Fourth Article thereof so that, as amended, Section 4.1 shall be and read as follows:
4.1 Authorized Stock.
The total number of shares of all classes of stock which the Corporation shall have authority to issue is one hundred fifty million (150,000,000) shares, which are to be divided into two classes as follows:
140,000,000 shares of Common Stock, par value $.001 per share; and
10,000,000 shares of Preferred Stock, par value $.001 per share.
SECOND:
That thereafter, pursuant to resolution of its Board, stockholders of the Corporation representing the number of votes required to adopt the amendment consented to the adoption of the amendment in writing pursuant to Section 228 of the General Corporation Law of the State.
THIRD:
That the aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State.
     IN WITNESS WHEREOF, Power Efficiency Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be signed this ___th day of June, 2007.

By

John (“BJ”) Lackland, Secretary

A-1

EXHIBIT B
POWER EFFICIENCY CORPORATION
Amended and Restated 2000 Stock Option and Restricted Stock Plan
(Adopted as of September, 2000
and
amended in June, 2002
and
further amended on September 8, 2003
and
further amended on February 23, 2004)
RECITALS
     WHEREAS, Power Efficiency Corporation (the “Company”) adopted the 2000 Stock Option and Restricted Stock Plan in September 2000 (the “2000 Plan”);
     WHEREAS, this Amended and Restated 2000 Plan shall supersede the 2000 Plan; and
     WHEREAS, all grants under the 2000 Plan shall be covered and subject to the provisions of the Amended and Restated 2000 Plan.
Section 1. Purpose; Definitions.
     1.1 Purpose. The purpose of the Company’s Amended and Restated 2000 Stock Option and Restricted Stock Plan (the “Plan”) is to enable the Company to offer to its key employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.
     1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:
          (a) “Agreement” means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.
          (b) “Board” means the Board of Directors of the Company.
          (c) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.
          (d) “Committee” means the Compensation Committee of the Board or such persons as shall be designated by the President of the company, or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. The Committee shall consist of disinterested persons appointed by the Board who, during the one year period prior to commencement of service on the Committee, shall not have participated in, and while serving and for one year after serving on the Committee, shall not be eligible for selection as persons to whom awards of Stock may be allocated, or to whom Stock Options may be granted under the Plan or any other discretionary plan of the Company, under which participants are entitled to acquire Stock or Stock Options of the Company. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

          (e) “Common Stock” means the Common Stock of the Company, no par value per share.
          (f) “Company” means Power Efficiency Corporation, a corporation organized under the laws of the State of Delaware.
          (g) “Continuous Status as an Employee” means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.
          (h) “Employee” shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company and for whom a withholding obligation exists under Section 3401 of the Code by the employing corporation, as applicable. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.
          (i) “Disability” means disability as determined under procedures established by the Committee for purposes of the Plan.
          (j) “Effective Date” means the date set forth in Section 15
          (k) “Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or NASDAQ, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.
          (l) “Holder” means a person who has received an award under the Plan.
          (m) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
          (n) “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
          (o) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after age 65.
          (p) “Parent” means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.
          (q) “Plan” means the Power Efficiency Corporation, Amended and Restated 2000 Stock Option and Restricted Stock Plan, as hereinafter amended from time to time.

          (r) “Restricted Stock” means Stock, received under an award made pursuant to Section 7 below, that is subject to restrictions under said Sections 8-11.
          (s) “Stock” means the Common Stock of the Company, no par value per share.
          (t) “Stock Option” or “Option” means any option to purchase shares of Stock which is granted pursuant to the Plan.
          (u) “Subsidiary” means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.
Section 2. Administration.
     2.1 Committee Membership. The Plan shall be administered by the Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board.
     2.2 Powers of Committee. The Committee shall have full authority, subject to Section 2.3 hereof, to award, pursuant to the terms of the Plan: (i) Stock Options and (ii) Restricted Stock grants. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):
          (a) to select the officers, key employees, directors and consultants of the Company or any Subsidiary to whom Stock Options and/or Restricted Stock, may from time to time be awarded hereunder.
          (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);
          (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;
          (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;
          (e) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and
          (f) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.
     2.3 Interpretation of Plan.
          (a) Committee Authority. Subject to Section 15 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the

Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 15 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.
          (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.
Section 3. Stock Subject to Plan.
     The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 20,000,000 shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been optioned cease to be subject to a Stock Option, or any shares of Stock that are subject to any Restricted Stock granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.
Section 4. Eligibility.
     4.1 General. Awards may be made or granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.
I. STOCK OPTIONS
Section 5. Stock Options.
     5.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-Qualified Stock Option. An Incentive Stock Option granted under this Plan may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to optionee (“10% Stockholder”) who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary.)
     5.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be less than 100% of the Fair Market Value of the Stock as defined above; provided, however, that (i) the exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock (110%, in the case of 10% Stockholder); and (ii) the exercise price of a Non-Qualified Stock Option shall not be less than 85% of the Fair Market Value of the Stock as defined above.
          (b) Option Term. Subject to the limitations in Section 5.1, the term of each Stock Option shall be fixed by the Committee.
          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.
          (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.
          (e) Transferability. No Stock Option shall be transferable by the Holder otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder.
          (f) Termination by Reason of Death. If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any portion of the Holder’s Stock Option that has not vested shall be forfeited, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement. Any vested portion of a Holder’s Stock Option may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.
          (g) Termination by Reason of Disability. If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any portion of the Holder’s Stock Option that has not vested shall be forfeited, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement. Any vested portion of a Holder’s Stock Option may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter. If a Holder is deemed incompetent due to his or her disability, the vested portion of that Holder’s Stock Option may be exercised in the same manner by the Holder’s legal representative or guardian.
          (h) Other Termination. Subject to the provisions of Section 16.3 below and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder’s employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option’s term.
          (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the amount of aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and any Subsidiary) shall not exceed $100,000.
          (j) Buyout and Settlement Provisions. The Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.
          (k) Stock Option Agreement. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of an agreement (a “Stock Option Agreement”), or an amendment thereto, executed by the company and the Holder. Each Stock Option Agreement shall set forth (1) the number of shares underlying the Stock Options awarded to the Holder, (2) the vesting conditions applicable to the award and (3) such other terms and conditions, not inconsistent with the Plan, as determined in its discretion by the Committee.
Section 6. [Intentionally omitted.]
II. RESTRICTED STOCK GRANTS
Section 7. Grant of Restricted Stock Awards
     Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, (1) to determine the eligibility of any individual to receive an award of Restricted Stock under the Plan, (2) to select from among the eligible individuals the persons who are to receive such awards and (3) to determine the number of shares of Restricted Stock to be awarded to any eligible person selected by the Committee and the terms and conditions of the award. In determining the number of shares of Restricted Stock to be granted to any Holder and the terms and conditions of such award, the Committee shall consider the position and responsibilities of the individual being considered, the nature and value to the Company of his or her services, his or her present and/or potential contribution to the success of the Company, and such other factors as the Committee may deem relevant.
Section 8. Terms and Conditions of Restricted Stock Awards
     Awards of Restricted Stock granted under the Plan shall be subject to the following terms and conditions:

          8.1 Date of Awards. Awards of Restricted Stock shall be made only as of a Valuation Date, as defined in Section 8.9.
          8.2 Vesting Conditions. Awards under the Plan shall consist of a specified number of shares of Stock (“Restricted Stock”) awarded to a Holder subject to the satisfaction of one or more vesting conditions determined and specified by the Committee at the time of the award. Such vesting conditions may include:
               (i) Service Conditions. A requirement that the Holder remain in the service of the Company as an employee, director, member of an Advisory Board, consultant, advisor and/or in such other capacity or capacities as the Committee may specify (hereinafter referred to as the Holder’s “Service”) from the date of the award through the Valuation Date or Valuation Dates specified by the Committee at the time of the award;
               (ii) Performance Conditions. Satisfaction of such requirements relating to the performance of the Company, any department, unit or other portion thereof or the Holder individually as the Committee may determine and specify at the time of the award; and/or
               (iii) Other Conditions. Such other conditions to the vesting of the shares of Restricted Stock as the Committee may, in its discretion, determine and specify at the time of the award.
          The vesting conditions to which an award of Restricted Stock is subject may be stated in the alternative, such that satisfaction of one or more of such conditions will be sufficient to cause the vesting of the shares of Restricted Stock, or cumulatively such that vesting will not occur unless and until all of such conditions is satisfied, or in any combination of the two. Vesting conditions may also be stated in such a manner that vesting of a designated portion of the shares awarded will occur on satisfaction of one or more specified conditions, whereas satisfaction of additional or different conditions is required for the vesting of another specified portion or portions of the shares. For example, an award may provide for the vesting of an award in stages upon satisfaction of conditions relating to specified numbers of years of Service and/or levels of performance.
          Unless otherwise specifically determined by the Committee, the vesting conditions applicable to an award of Restricted Stock shall be stated in such a manner that vesting of any shares of Restricted Stock shall occur, if at all, as of one or more Valuation Dates.
          8.3 Restricted Stock Agreements. All awards of Restricted Stock shall be confirmed by and subject to the terms of an agreement (a “Restricted Stock Agreement”), executed by the Company and the Holder. Each Restricted Stock Agreement shall set forth (1) the number of shares of Restricted Stock awarded to the Holder, (2) the vesting conditions applicable to the award and (3) such other terms and conditions, not inconsistent with the Plan, as determined in its discretion by the Committee.
          No Holder shall sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, devise, or otherwise dispose of, either voluntarily or by operation of law (hereinafter referred to as “transfer”), any shares of Stock acquired pursuant to the Plan or any rights or interests appertaining thereto, except as permitted by the Plan.
          8.4 Transfer Restrictions; Escrow of Restricted Stock. Unless and until the vesting conditions prescribed by the Committee for such shares have been satisfied, a Holder may not sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, or otherwise dispose of, either voluntarily or by operation of law (any such action being hereinafter referred to as a “transfer”) any shares of Restricted Stock, or any interest therein, other than by Will or the laws of descent and distribution on death of the Holder, and any attempt to make such a transfer shall be null and void. Pending satisfaction of the vesting conditions with respect thereto, the certificates representing shares of Restricted Stock awarded under the Plan shall be held in escrow by the Company, and as a condition of any award of Restricted Stock, the Holder shall deliver to the Company one or more undated stock powers with respect thereto to be used by the Company in the event any such shares are forfeited to the Company pursuant to the terms of the Plan or the Restricted Stock Agreement. As soon as practicable following satisfaction of the vesting conditions with respect to any shares of Restricted Stock and payment to the Company of any amount required for withholding taxes as provided in Section 16.6, the Company will cause a certificate or certificates for such shares to be delivered to the Holder or in the event of death to the Holder’s personal representative. Following satisfaction of the vesting conditions and delivery of stock certificates to the Holder, shares of Stock acquired pursuant to the Plan will remain subject to the transfer restrictions provided in Section 10.
          8.5 Custody and Payment of Distributions on Restricted Stock. Unless and until the vesting conditions with respect to such shares have been satisfied, any dividends or other distributions paid with respect to shares of Restricted Stock, whether in cash, securities or other property, and any cash, securities or other property into which shares of Restricted Stock may be converted or exchanged by reason of any reorganization, reclassification, recapitalization, stock split or combination of shares, merger, consolidation or other change affecting the Company or such shares (collectively “Distributions”), shall be paid to and held in escrow by the Company subject to the same vesting conditions as the shares of Restricted Stock to which they relate. As soon as practicable following satisfaction of the vesting conditions with respect to any shares of Restricted Stock and payment to the Company of any amount required for withholding taxes as provided in Section 16.6, the Company will cause any Distributions held by the Company with respect to such shares to be paid or delivered to the Holder or in the event of death to the Holder’s personal representative. Notwithstanding the foregoing, if and to the extent that the Committee shall so determine and specifically provide in the Restricted Stock Agreement, cash dividends payable from the earnings of the Company may be paid directly to the Holder, without restrictions, prior to the satisfaction of the vesting conditions.
          8.6 Shareholder Status of Holders Of Restricted Stock. As of the date of any award of Restricted Stock, and unless and until the shares of Restricted Stock awarded are forfeited to the Company pursuant to the provisions of the Plan or the Restricted Stock Agreement, the Holder shall be considered for all purposes to be the beneficial and record owner of the shares of Restricted Stock awarded to the Holder and to have all rights of a shareholder with respect to such shares, subject only to the restrictions and other terms and conditions of the award as specified in the Plan or in the Restricted Stock Agreement.
          8.7 Termination of Service of Holders of Restricted Stock. Unless the Committee, in its discretion, shall otherwise determine and the Restricted Stock Agreement shall so provide:
               (i) If the Service of a Holder who is disabled within the meaning of Section 422(c)(6) of the Code (a “Disabled Holder”) is voluntarily terminated with the consent of the Company, the vesting conditions applicable to any outstanding Restricted Stock award held by such Holder and not previously forfeited to the Company shall be deemed to have been satisfied as of the date of such termination of Service;
               (ii) Upon death of a Holder during Service to the Company, the vesting conditions applicable to any outstanding Restricted Stock award held by such Holder and not previously forfeited to the Company shall be deemed to have been satisfied as of the date of death of the Holder; and
               (iii) If the Service of a Holder terminates for any reason other than voluntary termination of a Disabled Holder with the consent of the Company or death, all shares of Restricted Stock held by the Holder as to which the vesting conditions have not been satisfied as of the time of such termination of employment shall be automatically be deemed forfeited to the Company, without consideration or further action being required of the Company.
          Whether a Holder is a Disabled Holder shall be determined in each case, in its discretion, by the Committee, and any such determination by the Committee shall be final, binding and conclusive.
          8.8 Forfeiture of Restricted Stock; Determinations by the Committee. Except as otherwise specifically provided in the Plan or the Restricted Stock Agreement, in the event that any of the vesting conditions applicable to shares of Restricted Stock shall not be satisfied, the shares of Restricted Stock to which such conditions relates, and any Distributions held by the Company with respect thereto, shall automatically be deemed to have been forfeited to the Company, without consideration or further action being required of the Company. In the event that the nature of a vesting condition is such that the determination as to its satisfaction or nonsatisfaction cannot be made until a later date, such as in the case of an earnings test for a specified accounting period, the shares subject to such condition shall continue to be held in escrow by the Company pending final determination as to the satisfaction of the condition, but the earning or forfeiture of the shares and related Distributions shall be deemed to have occurred as of the date of satisfaction or nonsatisfaction of the final vesting condition related to such shares. Any question or dispute which may arise as to the satisfaction or nonsatisfaction of any vesting condition shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final, binding and conclusive upon the Company, the Holder and all persons claiming through the Holder.
          8.9 Valuation of the Restricted Stock
     (a) As used for this Section 8 of the Plan, the following terms shall have the following definitions:
          (i) “Current Value” as of any date shall mean the Fair Market Value of a share of Stock as of the most recent Valuation Date for which a determination of Fair Market Value pursuant to 1.2(k) has been made by the Committee on or before such date, as adjusted for any stock splits, stock dividends, recapitalizations, reclassifications or other changes in the Stock occurring since such Valuation Date.
          (ii) “Valuation Date” shall mean (1) the date of the first award of Restricted Stock under the Plan, (2) thereafter, for so long as any shares of Stock shall remain subject to restrictions under Section 8 or Section 10 hereof, the last day of each fiscal year of the Company and (3) such other date or dates, if any, as the Committee may, in its discretion, determine.
          (b) On or before the first Valuation Date, and for each Valuation Date thereafter (1) if such Valuation Date is the last day of the Company’s fiscal year, not later than 30 days after the date the report of the Company’s independent accountants with respect to the Company’s financial statements for such fiscal year (the “Audit Report”) is furnished to the Board, or (2) in the case of any other Valuation Date, not later than 30 days such Valuation Date, the Committee shall determine the Fair Market Value of the Stock as of such Valuation Date. Within 10 days following its determination of Fair Market Value as of any Valuation Date, the Committee call cause notice thereof to be furnished to each

Holder. In the absence of manifest error, any determination of Fair Market Value made pursuant to this Section 8.9 shall, for all purposes of the Plan, be final, binding and conclusive on the Company, on each Holder, and on any heirs, legatees, personal representatives or any other person claiming through any Holder.
Section 9 [Intentionally Omitted]
III. GENERAL RESTRICTIONS
Section 10. General Restrictions Applicable to Grants Under The Plan
          10.1 Securities Law Restrictions. No shares of Stock shall be issued under the Plan, and no certificates for such shares shall be delivered to any Holder, unless the Company shall be satisfied (and if requested by the Company, unless it has received an opinion of counsel selected by the Company to such effect) that the issuance or delivery of the shares will not cause the Company to violate the Securities Act, any applicable state or foreign securities law or any applicable rules or regulations under the Securities Act or under any such state or foreign securities law. The Company is under no obligation to register any shares of Stock issuable under the Plan, or take any other action, under the Securities Act or under any state or foreign securities law in connection with any award of Stock Options or Restricted Stock or to prepare any disclosure document for distribution to Holders under the Securities Act or any state or foreign securities law in connection with any such award. As a condition precedent to the issuance or delivery of shares upon an award of Stock Options or Restricted Stock or upon satisfaction of the vesting conditions with respect thereto, the person entitled to such shares may be required to represent, warrant and agree (i) that the shares are being acquired for the account of such person for investment and not with a view to the resale or other distribution thereof and (ii) that such person will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any such shares unless the transfer, sale, assignment, pledge, hypothecation or other disposition of the shares is pursuant to effective registrations under the Securities Act and any applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations. The certificate or certificates representing the shares to be issued or delivered upon an award of Stock Options or Restricted Stock or the satisfaction of the vesting conditions with respect thereto may bear a legend to this effect and other legends required by any applicable securities laws, and if the Company should at some time engage the services of a stock transfer agent, appropriate stop-transfer instructions may be issued to the stock transfer agent with respect to such shares. In addition, also as a condition precedent to the issuance or delivery of shares upon an award of Stock Options or Restricted Stock or the satisfaction of the vesting conditions with respect thereto, the person entitled to the shares may be required to make certain other representations and warranties and to provide certain other information to enable counsel for the Company to render an opinion under the first sentence of this Section 10.1.
     Subject to the foregoing provisions of this Section 8 and the other provisions of the Plan, any award of Stock Options or Restricted Stock granted under the Plan may be made subject to such other restrictions and such other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the Stock Option or Restricted Stock Agreement or an amendment thereto
          10.2 Continuing Transfer Restrictions After the satisfaction of the vesting conditions with respect thereto, all shares of Stock acquired pursuant to an award of Stock Options or Restricted Stock under the Plan shall remain subject to the following continuing restrictions on transfer:
          (a) No Holder shall sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, devise, or otherwise dispose of, either voluntarily or by operation of law (hereinafter referred to as “transfer”), any shares of Stock acquired pursuant to the Plan or any rights or interests appertaining thereto, except as permitted by the Plan.

          (b) A Holder shall not transfer any shares of Stock acquired pursuant to the Plan without first offering to sell such shares to the Company at a price equal to the Current Value of the shares, determined as provided in Section 8.9, as of the date of the offer under the following procedure (and, in the case of a proposed transfer upon the death of the Holder, the procedure specified in Section 10.2(c) hereof):
               (i) Each Holder who desires to transfer any shares of Stock acquired pursuant to the Plan shall make the offer required by this Section 10.2(b) by giving written notice by certified mail to the Company to the attention of its President at its principal executive offices. Such written notice shall specify the number of shares of Stock offered, the person or persons to whom the Holder will transfer the shares of Stock offered if the Company does not accept the Holder’s offer and the price and form of consideration for which such shares will be transferred. For purposes of this Section 10.2(b) the date of an offer shall be the date on which the written notice pursuant to this paragraph (i) is postmarked;
               (ii) The offer of a Holder pursuant to paragraph (i) may be accepted by the Company as to all or any portion of the shares offered by written notice of acceptance given to the Holder by certified mail within 30 days after the date of the offer. The date such notice is postmarked shall be deemed the date of acceptance hereunder. All purchases of Stock pursuant to this Section 10.2(b) shall be consummated, and payment in full for the shares purchased shall be made, at the principal executive offices of the Company on such date and at such time as may be reasonably designated by the Company in such written notice delivered to the Holder, but not later than 30 days following the date of such written notice. At such date, time and place, and upon receipt of the purchase price, the Holder shall assign, transfer and deliver the certificates for the purchased Stock to the Company, duly endorsed, with all necessary stock transfer tax stamps duly affixed, together with any and all documents required to effectively transfer the Stock to the Company; and
               (iii) If the Company does not accept the Holder’s offer as to any shares within the required period or if the Company accepts the offer and, through the fault of the Company alone, the Company fails to consummate the purchase of any shares as required by paragraph (ii), the Holder may thereafter transfer the shares not accepted or purchased by the Company to the person or persons specified in the written notice given to the Company pursuant to paragraph (i) at the price and on the terms specified in such notice, but only to such persons and only at such price and on such terms and only if the Holder transfers such shares within 90 days after (a) the expiration of the 30 day period during which the Company may accept the Holder’s offer or (b) the expiration of the 30-day period during which the Company may consummate the purchase of the shares, as the case may be. The Holder may not thereafter transfer any shares of Stock acquired under the Plan without again complying with the provisions of this Section 10. The Holder may not transfer any shares of the Stock to any person or persons pursuant to this paragraph (iii) unless the Holder delivers to the Company a legal opinion in form and substance reasonably satisfactory to the Company that such transfer will not constitute a violation of any applicable Federal or state securities laws. The restrictions of this Section 10 also shall apply to any transferee of the Holder who acquires shares of Stock pursuant to this Section 10.2(b), and the transferee shall execute a written agreement with the Company agreeing to such restrictions.

          (c) If the Service of a Holder with the Company terminates for any reason other than death, retirement under any retirement plan of the Company or because the Holder becomes a Disabled Holder (including without limitation the resignation of the Holder or the termination of the Holder’s employment by the Company with or without cause) or if a Holder dies subsequent to any such termination of Service, all shares of Stock held by the Holder which were acquired pursuant to the Plan shall be deemed to have been offered for sale to the Company as of the date of such termination of Service or the date of death, as the case may be, at a price equal to the Current Value of the shares, determined as provided in Section 8.9, as of such date. If the Company elects to purchase any or all of the shares of Stock deemed offered, the Company shall notify the Holder (or his or her personal representative) by certified mail within 30 days of the date of termination of the Holder’s Service with the Company or the date the chief executive officer of the Company learns of the Holder’s death, as the case may be, that the Company accepts the deemed offer and the number of such shares that the Company elects to purchase. If the Company accepts the deemed offer in whole or in part, the purchase of the shares of Stock pursuant to this Section 10.2(c) shall be consummated, and payment in full for the shares purchased shall be made, at the principal executive offices of the Company on such date and at such time as may be reasonably designated by the Company in such written notice delivered to the Holder (or his or her personal representative), but not later than 30 days following the date of such written notice. Upon receipt of the purchase price of the Stock, the Holder (or his or her personal representative) shall assign, transfer and deliver to the Company the certificates for the shares purchased, duly endorsed, with all necessary stock transfer tax stamps duly affixed, together with any and all documents required to effectively transfer the shares to the Company. If the Company decides not to accept the deemed offer in whole or in part, the Company shall so notify the Holder (or the personal representative of the Holder). Section 10.2(a), 10.2(b) and 10.2(c) shall continue to apply to the Holder (or the Holder’s personal representative, subject to Section 10.2(e)).
          (d) If the Service of a Holder with the Company terminates by reason of retirement under any retirement plan of the Company or because the Holder becomes a Disabled Holder, the Holder may, within 30 days following such termination, by written notice to the Company by certified mail, offer to sell to the Company all, but not less than all, of the shares of Stock held by the Holder which were acquired pursuant to the Plan at a price equal to the Current Value of such shares, determined as provided in Section 8.9, on the date of such termination of employment. If the Service of a Holder with the Company terminates by reason of death or the Holder dies following a termination of Service described in the preceding sentence, the Holder’s personal representative may, within one year following the date of the Holder’s death, by written notice to the Company by certified mail, offer to sell to the Company all, but not less than all, of the shares of Stock held by the Holder which were acquired pursuant to the Plan at a price equal to the Current Value of such shares, determined as provided in Section 8.9, on the date of death of the Holder. The Company shall accept any offer made under this Section 10.2(d) to the extent Company is legally permitted to acquire the shares of its Stock offered for purchase, except that if offer is made by a Holder (or his or her personal representative) who owns more than five percent (5%) of the total number of shares of the Common Stock of the Company (a “Five Percent Holder”), the Company shall have the right, but shall not be required, to accept the offer. If the Company will acquire the shares of the Stock offered, the Company shall notify the Holder (or his or her personal representative) by certified mail within 30 days of the date of termination of the Holder’s Service with the Company or the date the chief executive officer of the Company learns of the Holder’s death, as the case may be, that the Company accepts the offer. If the Company accepts the offer, the purchase of the shares of Stock pursuant to this Section 10.2(d) shall be consummated, and payment in full for the shares purchased shall be made, at the principal executive offices of the Company on such date and at such time as may be reasonably designated by the Company in such written notice delivered to the Holder (or his or her personal representative), but not later than 30 days following the date of such written notice. Upon receipt of the purchase price of the Stock, the Holder (or his or her personal representative) shall assign, transfer and deliver to the Company the certificates for the shares purchased, duly endorsed, with all necessary stock transfer tax stamps duly affixed, together with any and all documents required to effectively transfer the shares to the Company. If the Company is not legally permitted to acquire all of the shares offered or the Company decides not to accept the offer from a Five Percent Holder, the Company shall so notify the Holder (or the personal representative of the Holder). Section 10.2(a), 10.2(b) and 10.2(d) shall continue to apply to the Holder (or the Holder’s personal representative, subject to Section 10.2(e)).
          (e) In the event of (1) the death of any Holder and the non-exercise by the Company of the purchase rights granted in Section 10.2(c) or 10.2(d), (2) the death of a Holder described in Section 10.2(d) and the failure of the Holder’s personal representative to offer the Holder’s shares to the Company or (c) the Company’s failure following exercise of such purchase rights, through the fault of the Company alone, to consummate the purchase of its Stock, any devisee, legatee or heir of such Holder (including any trustee) shall be entitled to receive the Stock of the Holder subject to the Plan, but any such recipient shall be subject to the transfer restrictions of Sections 10.2(a) and 10.2(b) and, in the event of such recipient’s death, Section 10.2(c) and this Section 10.2(e), as if such recipient were the “Holder” (with any reference to Service of the Holder meaning Service of the original Holder hereunder). The devisee, legatee or heir of such Holder (including any trustee) who receives the Stock shall execute a written agreement with the Company agreeing to such restrictions.
          (f) Each certificate representing shares of Stock issued pursuant to the Plan shall have noted on the face of such certificate legends in substantially the following forms and such other legends as the Company may deem necessary or appropriate to assure compliance with the requirements of applicable federal or state securities laws:
               Notice is hereby given that the shares of stock represented by this certificate are held subject to, and may not be sold, transferred, assigned, pledged, gifted or otherwise disposed of except in accordance with, the terms, conditions and restrictions set forth in the 2000 Stock Option Plan of Power Efficiency Corporation (the “Plan”), a copy of which is on file at the office of Power Efficiency Corporation No such transaction shall be recognized as valid or effective unless there shall have been compliance with the terms and conditions of the Plan. By acceptance of this certificate, the holder (i) represents and warrants that the shares of stock represented hereby are being acquired for investment for the account of the holder and not with a view to the resale or other distribution thereof and (ii) acknowledges that violation of the provisions of the Plan is not adequately compensable by monetary damages and that, in addition to other relief, the terms thereof may be specifically enforced in an action for injunctive relief.
               In addition, the shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state or foreign securities law (the “Acts”) and may not be transferred by the holder except (1) pursuant to a Registration Statement or other appropriate registration effective under the Acts, or (2) pursuant to an exemption from the registration requirements of the Acts and the delivery of a legal opinion satisfactory to counsel for Power Efficiency Corporation that registration is not required.

     The restrictions on transfer contained in this Section 10, and the rights and obligations of the Company to purchase shares of Stock under this Section 10, shall expire on such date, if any, as the Company shall become subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, provided, however, that such expiration shall not affect the rights or obligations of the Company with respect to any offer to purchase accepted by the Company prior to such date. The expiration of the restrictions contained in this Section 10 shall not affect the restrictions to which a holder of shares of Stock acquired under the Plan may be subject under the Securities Act, any state or foreign securities law or other applicable law or the right of the Company to require, as a condition to any transfer of its Stock, an opinion of legal counsel satisfactory to the Company as to whether any proposed transfer is in compliance with the registration or other requirements of such laws.
IV. MISCELLANEOUS
Section 11. Adjustment and Substitution of Shares
     If a dividend or other distribution shall be declared upon the Stock, payable in shares of the Stock, the number of shares of Stock remaining available for the issuance of Stock Options or Restricted Stock awards under the Plan shall be adjusted by adding thereto the number of shares of Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution.
     If the outstanding shares of the Stock shall be converted into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation or entity, whether through reorganization, reclassification, recapitalization, stock split, combination of shares, merger or consolidation, then there shall be substituted for each share of Stock remaining available for the issuance of Stock Options or Restricted Stock awards under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the Stock shall be so converted or for which each such share shall be exchangeable.
In the event of any such stock dividend or distribution, conversion or exchange affecting the Stock (1) shares of Stock previously issued under the Plan shall be treated in the same manner as other outstanding shares of Stock and, in the case of shares of Stock Options or Restricted Stock which remain subject to vesting conditions, shall continue to be subject to the provisions of Section 8(i) of the Plan for Restricted Stock and the provisions of the vesting schedules for Stock Options and (2) unless otherwise determined by the Committee, any securities of the Company or of another corporation or entity distributed with respect to shares of Stock acquired under the Plan, or into which shares of Stock acquired under the Plan shall be converted or for which such shares of Stock shall be exchanged shall be subject to the provisions of Section 10 of the Plan in the same manner as the shares of Stock with respect to which they were distributed or received.
Section 12. [Intentionally Omitted]
Section 13. [Intentionally Omitted]
Section 14. Amendment and Termination.
     The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without his consent.

Section 15. Term of Plan.
     15.1 Effective Date. The Plan shall be effective as of September 2000 (“Effective Date”). Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company’s stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.
     15.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.
Section 16. General Provisions.
     16.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within sixty (60) days after the Agreement has been delivered to the Holder for his or her execution.
     16.2 Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.
     16.3 Employees.
          (a) Engaging in Competition With the Company. In the event an employee Holder violates a Policy or Agreement of the Company or a subsidiary pertaining to non-competition, solicitation and/or confidentiality, the Committee, in its sole discretion may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder’s violation of the Company’s Policy or Agreements.
          (b) Termination for Cause. The Committee may, in the event an employee is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder’s termination of employment with the Company.
          (c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.
          16.4 Investment Representations. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

     16.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.
     16.6 Withholding Taxes. Not later than the date as of which an amount first becomes includable in the gross income of the Holder for Federal income tax purposes with respect to any Option or award of Restricted Stock under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements satisfactory to the Company and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.
     16.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).
     16.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan no or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).
     16.9 Non-Transferability. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.
     16.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.
     16.11 Conflicts. If any of the terms or provisions of the Plan conflict with the requirements of (with respect to Incentive Stock Options), Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Section 422 of the Code. Additionally, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.
     16.12 Non-Registered Stock. The shares of Stock being distributed under this Plan have not been registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange or inter-dealer quotation system.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY — (Continued from reverse side)	Please mark your votes like this	☒

1.	Election of directors:	FOR all	WITHHOLD AUTHORITY
		nominees listed	to vote for all nominees
		to the left	listed to the left

	(Instruction: To withhold authority to vote for any individual nominee, strike such nominee’s name from the list below.)	☐	☐

NOMINEES:
Steven Z. Strasser George Boyadjieff Richard Morgan

Dr. Douglas Dunn Raymond J. Skiptunis John Lackland

Gary Rado

2.	Ratification of Sobel & Co., LLC as Independent Registered Public Accounting Firm.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

3.	To approve the increase in the Company’s authorized shares.	☐	☐	☐

4.	To approve the amendment to the Company’s 2000 Stock Option and Restricted Stock Plan	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature if held jointly	Dated:	,
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

POWER EFFICIENCY CORPORATION
This Proxy is Solicited on Behalf of the Board of Directors
     The undersigned hereby appoints Steven Z. Strasser and John Lackland as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated on the reverse side, all the Common Shares of Power Efficiency Corporation (the “Company”) held of record by the undersigned at the close of business on April27, 2007 at the Annual Meeting of Shareholders to be held on June 8, 2007 or any adjournment thereof.
(Continued and to be dated and signed on reverse side)